UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

THERMO FISHER SCIENTIFIC INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8002	04-2209186
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

168 Third Avenue
Waltham, Massachusetts 02451
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 622-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TMO	New York Stock Exchange
3.200% Notes due 2026	TMO 26B	New York Stock Exchange
1.400% Notes due 2026	TMO 26A	New York Stock Exchange
1.450% Notes due 2027	TMO 27	New York Stock Exchange
1.750% Notes due 2027	TMO 27B	New York Stock Exchange
0.500% Notes due 2028	TMO 28A	New York Stock Exchange
1.375% Notes due 2028	TMO 28	New York Stock Exchange
1.950% Notes due 2029	TMO 29	New York Stock Exchange
0.875% Notes due 2031	TMO 31	New York Stock Exchange
2.375% Notes due 2032	TMO 32	New York Stock Exchange
3.650% Notes due 2034	TMO 34	New York Stock Exchange
2.875% Notes due 2037	TMO 37	New York Stock Exchange
1.500% Notes due 2039	TMO 39	New York Stock Exchange
1.875% Notes due 2049	TMO 49	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2025, the Board of Directors (the “Board”) of Thermo Fisher Scientific Inc. (the “Company”), following a thorough evaluation, approved the grant of 5-year cliff vesting performance-based restricted stock units (the “Award”) to Marc N. Casper, the Company’s Chairman, President and Chief Executive Officer (“CEO”), to secure his continued leadership through at least May 2030, and to drive substantial returns to shareholders through total shareholder return (“TSR”) outperformance over the long-term.

The Board has determined that securing Mr. Casper’s continued leadership through at least May 2030 is in the best interests of shareholders as evidenced by his long-term track record of success in executing the Company’s growth and capital deployment strategy through a variety of macroeconomic environments. Through Mr. Casper’s leadership, the Company has more than quadrupled its annual revenue and has transformed into an industry leader and significant driver of innovation in life sciences. The Board’s decision was informed by these and other important factors, including the receipt of shareholder feedback which underscored the importance of Mr. Casper’s continued leadership for the long-term.

Award Supported by Robust Review Process

As noted above, in approving the Award, the Board, in consultation with its independent compensation consultant, considered, among other factors:
-Mr. Casper’s proven track record of value creation as the Company’s CEO, with 30 years of industry experience and 24 years of service and experience in leadership roles at the Company.
-During his tenure, the Company has achieved TSR of over 800%, more than double the 365% TSR for the S&P 500 Equal Weight Index (the “S&P 500”) during the same time period.
-During Mr. Casper’s tenure, the Company’s annual revenue has grown from $10 billion to $43 billion, and his successful execution of the Company’s growth and capital deployment strategy has resulted in meaningful market share gains and industry leadership.
-Mr. Casper’s success in guiding the Company through a variety of macroeconomic environments.
-Investor feedback reflecting the importance of maintaining continuity of the Company’s executive leadership to support long-term shareholder value creation.
-Market compensation practices, CEO pay opportunities, and the performance-based structure of long-tenured CEO compensation within the Company’s peer group and the broader market.
Based on this review, the Board determined that the Award appropriately incentivizes robust shareholder returns in alignment with market practices and the Company’s pay-for-performance philosophy.

Long-Term Incentive Award Designed to Incentivize Sustained Shareholder Value Growth

The approved 5-year cliff vesting Award has a target grant date fair value of approximately $60 million and is designed to drive substantial return to shareholders through TSR outperformance, while also securing Mr. Casper’s leadership over the next five-year period.

The Award consists of performance-based restricted stock units granted under the Company’s Amended and Restated 2013 Stock Incentive Plan, which are eligible to be earned based on the Company’s TSR relative to the S&P 500 over a performance period from May 1, 2025 to December 31, 2029, and cliff vest on May 21, 2030, subject to certain exceptions, provided that Mr. Casper is, and at all times since grant has been, CEO or Executive Chairman of the Company on such date. Achievement of TSR at the 50th percentile relative to the S&P 500 will result in a payout at target. TSR performance at or above the 75th percentile will earn 125% of the target Award opportunity, while performance below the 25th percentile will result in a 50% reduction in the target Award. Payouts for performance between the 25th and 50th percentile, or the 50th and 75th percentile will be determined using linear interpolation. Any earned shares will be capped at target in the event of negative absolute TSR over the performance period. To further incentivize sustained performance and alignment with long-term shareholder interests, delivery of shares earned pursuant to the Award will be deferred for an extended period and delivered in equal tranches on the 8th, 9th, and 10th anniversaries, respectively, following the grant date, ensuring long-term alignment with shareholder interests. The performance-based restricted stock unit grant is non-recurring and is not part of Mr. Casper’s regular annual compensation.

The foregoing description is qualified in its entirety by reference to the Performance Restricted Stock Unit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This communication contains forward-looking statements that involve a number of risks and uncertainties, including statements about future growth and the expected tenure of key personnel. Words such as “believes,” “anticipates,” “plans,” “expects,” “secure,” “seeks,” “estimates,” and similar expressions are intended to identify forward-looking statements, but other statements that are not historical facts may also be deemed to be forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: any natural disaster, public health crisis or other catastrophic event; the need to develop new products and adapt to significant technological change; implementation of strategies for improving growth; general economic conditions and related uncertainties; dependence on customers’ capital spending policies and government funding policies; the effect of economic and political conditions and exchange rate fluctuations on international operations; use and protection of intellectual property; the effect of changes in governmental regulations; and the effect of laws and regulations governing government contracts, as well as the possibility that expected benefits related to recent or pending acquisitions may not materialize as expected. Additional important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Thermo Fisher’s Annual Report on Form 10-K for the year ended December 31, 2024, which is on file with the U.S. Securities and Exchange Commission (“SEC”) and available in the “Investors” section of Thermo Fisher’s website, ir.thermofisher.com, under the heading “SEC Filings,” and in any subsequent Quarterly Reports on Form 10-Q and other documents Thermo Fisher files with the SEC. While the Company may elect to update forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to today.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

10.1	Performance Restricted Stock Unit Agreement between Thermo Fisher Scientific Inc. and Marc N. Casper effective as of May 21, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMO FISHER SCIENTIFIC INC.

Date:	May 22, 2025	By:	/s/ Michael A. Boxer
Michael A. Boxer
Senior Vice President and General Counsel

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